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                                                                 EXHIBIT 10.1(d)


                                FIFTH AMENDMENT
                                     TO THE
                        FIRST AMENDMENT AND RESTATEMENT
                                     OF THE
                     LaBARGE, INC.  EMPLOYEES SAVINGS PLAN

        This Fourth Amendment to the First Amendment and Restatement of the LaBarge, Inc. Employees Savings Plan ("Plan") executed on October __, 1995 by LaBarge, Inc, ("Company"), a Delaware corporation.


                                  WITNESSETH:

        WHEREAS, the Company amended and restated the Plan on May 3, 1990 effective January 1, 1987; and

        WHEREAS, the amendment and restatement of the Plan was amended on June 28, 1990 effective July 1, 1990; November 30, 1993 effective October 1, 1993; March 24, 1994 effective January 1, 1994 and January 3, 1995; and

        WHEREAS, the Company wants to further amend the Plan;

        NOW, THEREFORE, the Company amends the Plan as follows effective as of the specified dates:

        1. Effective January 1, 1995, delete Subsection 4.1(b) and substitute in lieu thereof the following:

           4.1(b)  Matching Contributions in the amount of:

                 (i) Fifty percent of Employee Savings Contributions up to the first twenty-five dollars of monthly Employee Savings Contributions; and

                 (ii) Twenty-five percent of monthly Employee Savings Contributions in excess of twenty-five dollars,

           Effective for periods prior to July 1, 1990, no Matching Contributions shall be made with respect to Employee Savings Contributions which exceed six percent of a Participant's Compensation. Effective for periods on and after July 1, 1990, no Matching Contributions

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           shall be made with respect to Employee Savings Contributions which exceed eight percent of a Participant's Compensation. No Matching Contributions shall be made with respect to the Employee Savings Contributions made by a Participant for a calendar quarter if such Participant is not an Employee on the last day of such calendar quarter, except that Matching Contributions shall be made with respect to the Employee Savings Contributions made by a Participant for a calendar quarter in which he dies. Matching Contributions may be, in the discretion of the Administrator, in the form of common stock of the Company,

        2. Effective January 1, 1995, delete Subsection 5.4(a) and substitute in lieu thereof the following:

           5.4(a) Allocate Matching Contributions to the Plan on account of a Plan Year to Matching Contribution Accounts of a Participant as follows:

                (i) First, allocate fifty percent of the amount of Employee Savings Contributions made by the Participant up to the first twenty-five dollars of monthly Employee Savings Contributions made by the Participant.

                (ii) Second, allocate the amount of twenty-five percent of monthly Employee Savings Contributions made by a Participant in excess of twenty-five dollars.

        Effective for periods prior to July 1, 1990, no Matching
        Contributions shall be allocated with respect to Employee Savings Contributions which exceed six percent of a Participant's Compensation. Effective for periods on and after July 1, 1990, no Matching Contributions shall be made with respect to Employee Savings Contributions which exceed eight percent of a Participant's Compensation. No Matching Contributions shall be made with respect to the Employee Savings Contributions made by a Participant for a calendar quarter if such Participant is not an Employee on the last day of such calendar quarter, except that Matching Contributions shall be made with respect to Employee Savings Contributions made by a Participant for a calendar quarter in which he dies.



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        3. Effective January 1, 1996, delete Article VI and

substitute in lieu thereof the following:

                     ARTICLE VI -- INVESTMENT OF ASSETS

           6.1 Each Participant and Beneficiary shall be entitled to direct the manner in which assets credited to his respective Accounts shall be invested and reinvested, at the time and in the manner provided by this Article.

           6.2 The Trustee shall create and maintain the following separate
        Funds:

               (a) A Fund which shall invest exclusively in common stock of the Company (the "LaBarge Common Stock Fund").

               (b) A Fund which shall have as its principal objective the preservation of principal and the earning of interest at rates prevailing on short term, fixed income investments (the "Money Market Fund").

               (c) Any other Fund or Funds the Administrator selects to establish.

           6.3 Each Participant or Beneficiary shall direct the investment of all contributions made by him and on his behalf in any one, or a combination, of the Funds described above.

           An investment direction shall specify the particular Fund or Funds in which amounts credited to the respective Accounts of a Participant shall be invested. A Participant or Beneficiary may direct investment of a portion of his contributions in one Fund and the remaining portion in another Fund or Funds in increments of five percent (5%) of the amount credited.

           Such investment directions by a Participant or Beneficiary shall cover the full amount credited to his Accounts. In the event a Participant or Beneficiary fails to direct the manner in which assets credited to his Accounts shall be invested, the Trustee shall invest all assets with respect to which no Participant or Beneficiary investment direction is effective in the Money Market Fund.

           Investment directions may be made with respect to a Participant's of Beneficiary's existing Accounts as of the first day of a calendar quarter by delivering written notice to the Plan Administrator at least thirty days prior to such day.



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           A Participant or Beneficiary may from time to time, as of the first day of a calendar quarter, change his direction governing investment of future contributions to be credited to his respective Accounts upon written notice received by the Administrator at least thirty days before such day.

           An investment direction once given shall be deemed to be a continuing direction until explicitly changed by the Participant or Beneficiary by a subsequent written direction delivered to the Administrator in accordance with this section.

           6.4 In addition to directing the manner of the initial investment of contributions made to his respective Accounts, a Participant or Beneficiary, from time to time, may direct reinvestment of assets credited to his respective Accounts as of each Valuation Date upon written notice delivered to the Plan Administrator at least thirty days prior to such Valuation Date; provided, however, to the extent amounts credited to Matching, Company Profit Sharing or Company Elective Contribution Accounts are invested in the LaBarge Common Stock Fund, such amounts cannot be reinvested in another Fund.

           An investment direction change may be expressed in terms of whole dollar amounts or percentages in increments of five percent (5%) of the amounts credited to the account of the Participant but may not be in excess of the amount credited to such account as of the last day of such Valuation Date.

           As soon as practical after the close of each such Valuation Date, the Trustee shall, subject to Section 6.7, transfer amounts between the respective Funds equal to the net change in investments as directed by the Participants as of the last day of such Valuation Date.

           6.5 Accounts shall be reduced by amounts paid out, used or set aside because of retirement, death, disability or termination under Section 11.1.

           6.6 As of each Valuation Date, the Administrator shall credit to the Accounts of each Participant or Beneficiary the income, gain and losses attributable to such Accounts for the period from the last Valuation Date to the current Valuation Date based upon the investment experience of the Funds for such period.

           6.7 For purposes of this Section 6.7, the following terms have the meanings as indicated:

           "Accounting Valuation Date" means a Valuation Date as of which the accounting is made for amounts which are to be



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        invested in the LaBarge Common Stock Fund and amounts transferred from the LaBarge Common Stock Fund to other Funds.

           "Affiliate" means any person subject to Section 16(b)of the Securities and Exchange Act of 1934, as amended.

           "Cash Pool" means, as of a Valuation Date, the sum of:

                (a) Employee Savings Contributions made during the calendar quarter containing the Accounting Valuation Date which are to be invested in the LaBarge Common Stock Fund. Such contributions shall be invested in short term money market investments as they are made and interest credited in such contributions shall also be credited to the Cash Pool.

                (b) Amounts from the Funds, other than the LaBarge Common Stock Fund, which are to be invested in the LaBarge Common Stock Fund as of the Accounting Valuation Date, These amounts, to the extent they are not invested in the LaBarge Common Stock Fund on the Accounting Valuation Date, shall be invested in short term money market investments as of such date.

                (c) Matching Contributions for the quarter containing the Accounting Valuation Date. To the extent such Matching Contributions are not invested in the LaBarge Common Stock Fund as of the Accounting Valuation Date, such Contributions shall be invested in short term money market investments.

        "Shares Out" means the number of shares of LaBarge, Inc. common stock as of the Accounting Valuation Date which are to be transferred from the LaBarge Common Stock Fund to other Funds.

        "Shares Out Value" means the product of the LaBarge Shares Out as of the Accounting Valuation Date multiplied by the Twenty Day Price as of such Valuation Date.

        "Twenty Day Price" means the price of Company common stock as of a given day, as determined as follows:

                (i) For each of the twenty consecutive trading dates immediately preceding the date Company common stock is to be valued, multiply the number of shares of Company common stock traded on the American Stock Exchange during each day by the per share closing price of Company common stock as listed by the American Stock Exchange for such day.



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                (ii) Add the products determined under (i) for each of the twenty consecutive trading dates immediately preceding the date Company common stock is to be valued.

                (iii) Divide the sum determined under (ii) by the total number of share of Company common stock traded on the American Stock Exchange for such twenty consecutive day period.

        If the Cash Pool exceeds the Shares Out Value as of an Accounting Valuation Date, the Administrator shall take the following actions as of such
Date:


                (d) The Administrator shall direct the Trustee to purchase the Company common stock from Affiliates or on the open market using cash equal to the difference between the Cash Pool and the Shares Out Value. Such purchases shall be made in a manner so as not to significantly distort the market price of Company common stock. The purchase price of Company common stock purchased from Affiliates shall be the Twenty Day Price-on the date of sale. To the extent the Cash Pool is not utilized to purchase Company common stock by the Valuation Date occurring on the last day of the calendar quarter immediately following the Accounting Valuation Date, such amount shall be credited to the Cash Pool to be utilized for such quarter.

                (e) Calculate the average price of a share of Company common stock purchased during the calendar quarter immediately following the Accounting Valuation Date by dividing the sum of the Shares Out
        Value and the total purchase price of Company common stock purchased during the period by the sum of the total number of Shares Out plus the shares of Company common stock purchased during the period.

                (f) Allocate to the appropriate Account or Accounts of a Participant shares of Company common stock equal to the amount of the Cash Pool attributable to such Participant divided by the average price of a share of Company common stock as determined under Subsection 6.7(e).

                (g) Credit to the appropriate Account or Accounts of a Participant electing to transfer as of the Accounting Valuation Date funds from the LaBarge Common Stock Fund to other Funds an amount equal to the product of the average price of a share of LaBarge common stock, as determined under Subsection 6.7(e), multiplied by the number of shares of Company common stock the Participant elected to so transfer.



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        If the Shares Out Value exceeds the Cash Pool as of an Accounting
Valuation Date, the Administrator shall take the following actions as of such
Date:

                (h) Subtract from the number of Shares Out the result of the Cash Pool divided by the Twenty Day Price.

                (i) Sell on the open market or to Affiliate the number of shares of Company common stock as determined under Subsection 6.7(h). Such sales shall be made in a manner so as to not significantly distort the market price of Company common stock. The price of Company common stock sold to an Affiliate shall be the Twenty Day Price on the day of such sale. To the extent shares of Company common stock are not sold by the Valuation Date at the end of the calendar quarter immediately following the Accounting Valuation Date, such shares shall be credited to the Shares Out to be utilized for such calendar quarter.

                (j) Calculate the average selling price of a share of Company common stock sold during the calendar quarter immediately following the Accounting Valuation Date by dividing the sum of the Cash Pool and the total selling price of shares of Company stock sold during the period by the result of the sum of the result of the Cash Pool divided by the Twenty Day Price plus the number of shares of Company common stock sold during the period.

                (k) Allocate to the appropriate Account or Accounts of a Participant shares of Company common stock equal to the amount of the Cash Pool attributable to such Participant's Account or Accounts divided by the average price of a share of Company common stock, as determined under Subsection 6.7(j).

                (l) Compute a ratio the numerator of which is the sum of the result of the Cash Pool divided by the Twenty Day Price plus the number of shares of Company common stock sold during the calendar quarter immediately following the Accounting Valuation Date and the denominator of which is the Shares Out. Multiply the number of shares a Participant has elected to transfer from the LaBarge Common Stock Fund to other Funds by the ratio determined under the first sentence of this Subsection 6.7(l). Credit to the appropriate Account or Accounts of a Participant electing to transfer amounts from the LaBarge Common Stock Fund to other Funds an amount equal to the product of the average price of a share of Company common stock, as reduced by the ratio determined under the second



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        sentence of this Section 6.7(l), the Participant elected to so transfer. Any shares of Company common stock a Participant has elected to transfer from the LaBarge Common Stock Fund to another Fund or Funds remaining after application of the ratio as described in the Subsection 6.7(l) shall remain credited to the LaBarge Common Stock Fund until transferred at a later date under the provisions of this Section 6.7.

        The Administrator may restrict the extent to which a Participant may transfer amounts credited to the Employee Savings Voluntary and Rollover Contribution Accounts, to the extent such Accounts are invested in the LaBarge Common Stock Fund. Participants are prohibited from transferring amounts credited to Matching, Profit-Sharing and Company Elective Contributions Accounts, to the extent such Accounts are invested in the LaBarge Common Stock Fund, to other Funds, The Administrator shall in writing publish to Participants its rules regarding transfers of amounts from the LaBarge Company Stock Fund.

        IN WITNESS WHEREOF, the Company has adopted his Plan amendment on the date and year first above written.


                                           LaBARGE, INC,


                                           By:
                                              ----------------------------
                                              President


ATTEST:


- ------------------------
Secretary






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